Exhibit 32.1

REGENOCELL THERAPEUTICS, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANNES-OXLEY ACT OF 2002

In connection with the quarterly report of RegenoCELL Therapeutics, Inc. (formerly Good Buddy’s Coffee Express, Inc.) (the “Company”) on Form 10 Q for the quarter ended September 30, 2008 (the “Report”), I, James F. Mongiardo, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Section 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/	James F. Mongiardo
James F. Mongiardo
Chief Executive Officer
and
Chief Financial Officer
November 13, 2008